UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2005

                        FRANKLIN STREET PROPERTIES CORP.
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               (Exact Name of Registrant as Specified in Charter)

           Maryland                   000-32615               04-3578653
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    (State or Other Juris-           (Commission             (IRS Employer
   diction of Incorporation         File Number)          Identification No.)

    401 Edgewater Place, Suite 200,
              Wakefield MA                             01880-6210
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(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

       On June 2, 2005, Franklin Street Properties Corp. (the "Company") issued a press release disclosing that its common stock had commenced trading on the American Stock Exchange under the symbol "FSP" as of June 2, 2005. The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits.

            See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRANKLIN STREET PROPERTIES CORP.

Date:  June 2, 2005                  By:  /s/ George J. Carter
                                          -------------------------------------
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                     Description
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99.1                            Press release, issued June 2, 2005